Exhibit 99.2

FINAL

Tharimmune Signs Nonbinding Letter of Intent to Merge with Intract Pharma to Create Transformative Oral Biologic Therapeutics Company

- Business combination to form a best-in-class, transformative oral biologics company

- Synergies between Tharimmune’s clinical-stage assets and Intract’s delivery platform to drive pipeline growth

- Merger anticipated to close in 1Q25

BRIDGEWATER, N.J. and LONDON / ACCESSWIRE / September 30, 2024 – Tharimmune, Inc. (NASDAQ: THAR) (“Tharimmune”), a clinical-stage biotechnology company developing a portfolio of therapeutic candidates in inflammation and immunology, and Intract Pharma Ltd. (“Intract”), a biopharmaceutical company developing disruptive delivery solutions for oral biologics, announced today they have entered into a nonbinding, exclusive letter of intent (“LOI”) pursuant to which Tharimmune will acquire all outstanding shares of privately-held Intract in exchange for newly issued restricted common stock.

Under the terms of the LOI, following the execution of a definitive agreement and the closing of the merger, Intract shareholders will own 49% of the total equity in the combined entity, which will be named Tharimmune, Inc., with Intract becoming a wholly owned subsidiary. The company will continue to trade on the Nasdaq Capital Market under the ticker symbol “THAR”.

Tharimmune believes the merger will position the combined company to reach multiple milestones with significant value-creation potential over the next 24 months, driven by a strong clinical pipeline, a seasoned Board of Directors, a unified management team and the support of current healthcare-focused investors. Furthermore, this transaction aims to expand Tharimmune’s product pipeline and reinforce its commitment to pioneering novel treatments, thereby enhancing its competitive position in the high-value, multibillion-dollar biologics market.

“We are delighted to announce this potential transaction with Intract and their groundbreaking oral biologics platform, which holds potential to revolutionize the way biologics are administered. By leveraging the cutting-edge work by their team, we are poised to deliver best-in-class therapeutic solutions designed to enhance patient outcomes and set new industry standards,” said Randy Milby, CEO of Tharimmune. “This transformative step for both organizations underscores our shared commitment to innovation, and positions us at the forefront of the industry while enabling us to make a meaningful impact on patients’ lives.”

“Intract has steadfastly believed in the differentiated profile of targeted orally delivered antibody therapeutics and other innovative biologic modalities to benefit patients suffering from immuno-inflammatory and other chronic indications currently served only by injectable biologics,” said Vipul Yadav, CEO of Intract Pharma. “We are excited about the prospect of partnering with Tharimmune, which brings high-quality resources, clinical-development expertise and a commitment to addressing immune-mediated diseases. Together, we look forward to advancing our pipeline towards the clinic in areas of high unmet need.”

FINAL

Beyond expanding Tharimmune’s therapeutic pipeline, the proposed transaction, which is expected to close in the first quarter of 2025, is expected to create significant shareholder value by strengthening the company’s competitive position in the high-value, multibillion-dollar biologics market. The transaction represents a strategic opportunity for the combined company to strengthen its position in the biotechnology industry, expand its therapeutic pipeline and create long-term value for shareholders.

The development of oral biologics holds immense potential to improve patient compliance and overall quality of life. By offering a more convenient and less invasive method of delivery, patients are more likely to adhere to their treatment regimens. This may, in turn, lead to better health outcomes and a higher quality of life for those who require long-term therapy with biologics. Intract’s oral biologics delivery platform is designed to protect the molecules as they pass through the harsh environment of the gastrointestinal tract, ensuring they reach their target sites in the diseased tissue or in systemic circulation. This innovative approach holds potential to revolutionize the way biologics are administered, making treatments more accessible and less burdensome for patients.

On September 16, 2024, Tharimmune announced it entered into a definitive agreement with Intract Pharma to exclusively license INT-023/TH023, an oral anti-tumor necrosis factor alpha monoclonal antibody, infliximab. Under the terms of the agreement, Tharimmune licensed global development and commercialization rights (outside of South Korea) to Intract Pharma’s Soteria® and Phloral® delivery platform along with an existing supply agreement for infliximab to be used in the oral product development program. That agreement is not impacted by the acquisition letter of intent.

About Intract Pharma

Intract is a biopharmaceutical company developing disruptive oral antibody delivery solutions using the Soteria® and Phloral® delivery platform to significantly improve the efficacy and safety of emerging and established protein therapeutics, as well as improve patient experience and outcomes in inflammation and immunology indications. Its platform leverages the advantage of precision targeting of large proteins and antibodies to the colon, while also protecting the biologics from enzymatic breakdown, allowing tissue/systemic uptake to create next-generation oral antibody medicines. For more information, please visit www.intractpharma.com.

About Tharimmune

Tharimmune, Inc. is a clinical-stage biotechnology company developing a portfolio of therapeutic candidates for inflammation and immunology. The Company’s lead clinical-stage asset, TH104, is known to suppress chronic, debilitating pruritus or “uncontrollable itching” in PBC, a rare and orphan liver disease with no known cure. The Company’s early-stage immunology pipeline includes novel multi-specific antibodies targeting unique epitopes with novel mechanisms of action against well-known, validated targets in multiple solid tumors, including PD-1, HER2 and HER3. Tharimmune has a license agreement with OmniAb, Inc. to access the company’s antibody discovery technology platform against these and other specified targets. For more information, please visit www.tharimmune.com.

FINAL

Forward Looking Statements

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, contained in this press release, including statements regarding Tharimmune’s or Intract’s future financial or operating performance, the timing and design of Tharimmune’s future Phase 2 trial, Tharimmune’s and Intract’s expectations with respect to the Merger, including the timing of entering into a definitive agreement, the timing of closing thereof, the pro forma ownership of the combined company, anticipated financing plans, the combined company’s strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “depends,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, Tharimmune and Intract’s management. Tharimmune may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. Factors that may cause such differences, include, but are not limited to, those discussed under Risk Factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2023 and other periodic reports filed by Tharimmune from time to time with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent Tharimmune’s and Intract’s views as of the date of this release. Subsequent events and developments may cause Tharimmune’s views to change; however, Tharimmune does not undertake and specifically disclaims any obligation to update or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law. These forward-looking statements should not be relied upon as representing Tharimmune’s views as of any date subsequent to the date of this release.

Contacts:

Intract Pharma, Ltd.

vipul.yadav@intractpharma.com

Tharimmune, Inc.

ir@tharimmune.com

LHA Investor Relations

Tirth T. Patel

tpatel@lhai.com

212-201-6614

# # #